UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

BIRNER DENTAL MANAGEMENT SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BIRNER DENTAL MANAGEMENT SERVICES, INC.

1777 SOUTH HARRISON STREET, SUITE 1400

DENVER, COLORADO 80210

April 28, 2011

TO THE SHAREHOLDERS OF BIRNER

DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Thursday, June 2, 2011, at 10:00 a.m., Mountain Time, at the Company’s offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)

To elect one Class II director to our Board of Directors to hold office until the 2014 annual meeting of shareholders or until such director’s successor is duly elected and qualified.

(2)

To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:

/s/ Frederic W. J. Birner

Name:

Frederic W.J. Birner

Title:

Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.

1777 SOUTH HARRISON STREET, SUITE 1400

DENVER, COLORADO 80210

______________________________________________

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 2, 2011

______________________________________________

TO OUR SHAREHOLDERS:

The 2011 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Thursday, June 2, 2011, at 10:00 a.m., Mountain Time, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)

To elect one Class II director to our Board of Directors to hold office until the 2014 annual meeting of shareholders or until such director’s successor is duly elected and qualified.

(2)

To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 20, 2011 are entitled to notice of and to vote at the meeting. You may view and or download the 2011 proxy statement and our annual report on Form 10-K at www.edocumentview.com/BDMS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty

Name: Dennis N. Genty

Title: Chief Financial Officer, Secretary and

Treasurer

Denver, Colorado
April 28, 2011

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.

1777 SOUTH HARRISON STREET, SUITE, 1400

DENVER, COLORADO 80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held June 2, 2011

______________________________________________

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2011 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Thursday, June 2, 2011, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 28, 2011.

Our Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement. The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 2, 2011.

This Proxy Statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING SOLICITATION AND VOTING

Shareholders are being asked to elect one Class II Director and act on any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock. Each share of common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum. On April 20, 2011, the record date for shareholders entitled to vote at the meeting, 1,856,669 shares of common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned to us prior to the meeting in the enclosed, postage prepaid, addressed envelope. The common stock represented by each effective proxy will be voted at the meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominee named on the proxy as Class II director and as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to us, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Board of Directors. With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class II director, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class II director or any other matter that may properly come before the meeting so long as a quorum is present.

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $2,700 plus out-of-pocket expenses. Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL ONE: ELECTION OF ONE CLASS II DIRECTOR

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors. The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Thomas D. Wolf and Paul E. Valuck, D.D.S.) whose terms will expire upon the election and qualification of directors at the 2013 annual meeting of shareholders. Class II is made up of one director (Brooks G. O’Neil) who is standing for reelection at the 2011 annual meeting of shareholders. Class III is made up of two directors (Frederic W.J. Birner and Mark A. Birner, D.D.S.) whose terms will expire upon the election and qualification of directors at the 2012 annual meeting of shareholders.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominee for director named below. If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion. If elected, the nominee will hold office until the 2014 annual meeting of shareholders or until his successor is elected and qualified.

Class II Director Nominee

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominee as our Class II director.

Class of

Director

Director

Name

Age

Since

Class II

Brooks G. O’Neil

54

2003

The nominee’s biography is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office. Shareholders are not voting on the election of any Class I or Class III directors this year. The following table shows the names, ages and positions of each continuing director. Each director’s biography is set forth in “Directors and Executive Officers” below.

Term

Class of

Expires

Director

Director

in Year

Name

Age

Since

Class I

2013

Thomas D. Wolf

56

2004

Class I

2013

Paul E. Valuck, D.D.S.

54

2001

Class III

2012

Frederic W.J. Birner

53

1995

Class III

2012

Mark A. Birner, D.D.S.

51

1995

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 5605(a)(2)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board. Because we are a small public company, we do not have a formal process for shareholders to send communications directly to our Board of Directors. However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210. The Board believes that this approach has served the Board's and its shareholders' needs. There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review. Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings and Committees

The entire Board of Directors met four times during the year ended December 31, 2010. Each director attended 100% of the Board of Directors’ meetings. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time. Frederic W.J. Birner and Mark A. Birner, D.D.S attended our 2010 annual meeting of shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Nasdaq Rule 5605(a)(2) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that Rule. The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise and are qualified as audit committee financial experts within the meaning of Securities and Exchange Commission regulations. The Audit Committee met four times during the year ended December 31, 2010, and all members were present at each meeting.

The primary responsibilities of the Audit Committee are to select, engage, approve fees for and oversee our independent registered public accounting firm and pre-approve all services to be performed by them. Also the committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee. We will provide to any person, without charge, upon request, a copy of the charter for the Audit Committee by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400,

Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2010 were Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The Compensation Committee met one time in 2010, and all members were present at the meeting.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers. The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including the 2005 Equity Incentive Plan (the “2005 Plan”). Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee determines grants to our executive officers and directors. The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees. The Compensation Committee does not currently have a charter.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed under Statement on Auditing Standards No. 61 (“SAS 61”). In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Thomas D. Wolf (Chairman)

Brooks G. O’Neil

Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, President and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission. A copy of the Company’s code of conduct is available on our website at www.perfectteeth.com.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions. However, all of our employees, officers and directors are required to comply with our code of conduct. The code of conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions. Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected. Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the code of conduct, provided that with respect to the directors and any member of senior management, the Audit Committee of the Board of Directors was given prior notice of such transaction. The rules in the code of conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

Mark A. Birner, D.D.S., our President and a director, owns 51 of our 64 professional corporations through which we conduct our business. Dr. Birner does not receive any fees, payments or other compensation or remuneration from us or the professional corporations for services rendered to the professional corporations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 20, 2011 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is our address, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Number of Shares

Beneficially Owned

Percent of Class

Name of Beneficial Owner

(1)

(2)

Officers & Directors

Frederic W.J. Birner (3)

274,510

14.5%

Mark A. Birner, D.D.S. (4)

401,980

21.4%

Dennis N. Genty (5)

286,972

15.3%

Brooks G. O’Neil (6)

37,192

2.0%

Paul E. Valuck, D.D.S (7)

56,553

3.0%

Thomas D. Wolf (8)

63,484

3.4%

5% Owners

Lee Schlessman (9)

189,656

10.2%

All executive officers and directors (six persons) (10)

1,120,691

56.8%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 20, 2011 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Percentage of ownership for each beneficial owner is based on 1,856,669 shares of common stock outstanding at April 20, 2011 plus any options currently exercisable or exercisable within 60 days of April 20, 2010, computed separately for each beneficial owner using information provided in the following footnotes.

(3)

Includes 30,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2011.

(4)

Includes 20,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2011.

(5)

Includes 20,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April  20, 2011. Includes 119,386 shares of common stock owned by Mr. Genty’s wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6)

Includes 14,001 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2011.

(7)

Includes 14,001 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2011.

(8)

Includes 17,667 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2011.

(9)

The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202.

(10)

Includes 115,669 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or exercisable within 60 days of April 20, 2011.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of our directors and executive officers. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

Name

Age

Position

Frederic W.J. Birner

53

Chairman of the Board, Chief Executive Officer and Director

Mark A. Birner, D.D.S.

51

President and Director

Dennis N. Genty

53

Chief Financial Officer, Secretary and Treasurer

Brooks G. O’Neil

54

Director

Paul E. Valuck, D.D.S.

54

Director

Thomas D. Wolf

56

Director

Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is one of our founders and has served as President, and as a director, since our inception in May 1995. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995 and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O’Neil was appointed as a director in January 2003 and was first elected by our shareholders at the 2005 annual meeting of shareholders. Mr. O’Neil was employed by Dougherty & Co. as a Senior Research Analyst covering health care services from January 2004 until January 2006. Mr. O'Neil was a Senior Research Analyst for health care services at Avondale Partners, LLC from January 2006 to October 2006. He rejoined Dougherty & Co. in October 2006 as a Senior Research Analyst covering areas of growth and change in health services.

Paul E. Valuck, D.D.S. was appointed as a director in April 2001 and was first elected by our shareholders at the 2001 annual meeting of shareholders. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director in June 2004 and was first elected by our shareholders at the 2007 annual meeting of shareholders. Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security business, in December 1998 and is currently its Chief Executive Officer and Chief Financial Officer.

BOARD LEADERSHIP STRUCTURE AND THE BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure

Our Company has three directors who are not employees of the Company and two directors who are employees of the Company. Mr. Frederic W.J. Birner, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combined the positions of CEO and Chairman of the Board because of the size of the Company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk Oversight

The Company’s Board of Directors as a whole review and discuss the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. The Board meets quarterly to discuss the Company’s operations and financial standing and to hear briefings from executive management, outside counsel and financial auditors. The Audit Committee meets quarterly and then the independent members of the Board conduct an executive session without senior management.

Board Diversity

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

SUMMARY COMPENSATION

Executive Compensation for Years Ended December 31, 2010 and 2009

The following table summarizes, with respect to our Chief Executive Officer and each of our other executive officers (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2010 and 2009.

All Other

Name and Principal Position

Year

Salary

Bonus

Compensation

Total

(1)

Frederic W.J. Birner

Chairman of the Board,
Chief Executive Officer

and Director

2009

$

400,000

$

117,394

$

8,252

$

525,646

2010

$

400,000

$

183,255

$

8,987

$

592,242

Mark A. Birner, D.D.S.

President and Director

2009

$

275,000

$

88,045

$

18,318

$

381,363

2010

$

275,000

$

137,441

$

19,587

$

432,028

Dennis N. Genty

Chief Financial Officer

Treasurer and Secretary

2009

$

275,000

$

88,045

$

20,843

$

383,888

2010

$

275,000

$

137,441

$

22,154

$

434,595

(1) All other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account and payment for medical/life/vision insurance premiums.

Base Salary and Bonus

The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. The Compensation Committee also determines bonuses. Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular executive officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. On November 9, 2010, the Compensation Committee met and approved an increase in base salary effective January 1, 2011 for Frederic W.J. Birner, from $400,000 to $450,000, for Mark A. Birner, from $275,000 to $315,000, and for Dennis N. Genty, from $275,000 to $315,000.

Grant of Plan Based Awards

No options or other equity-based awards were granted to any of the Named Executive Officers during the year ended December 31, 2010. However, under the Long-Term Incentive Program the Named Executive
Officers earned 17,280 restricted stock units (RSUs) in 2009 and 17,600 RSUs in 2010. The RSUs will be granted to the Named Executive Officers in the first quarter 2012 so long as they are employed as of
December 31, 2011.

Outstanding Equity Awards at December 31, 2010

The following table contains information regarding options outstanding with respect to the Named Executive Officers during 2010.

Option Awards

Number of

Number of

Securities

Securities

Underlying

Underlying

Unexercised

Unexercised

Option

Options

Options

Exercise

Option

(#)

(#)

Price

Expiration

Name and Principal Position

Year

Exercisable

Unexercisable

($/Sh)

Date

(1)

(2)

Frederic W.J. Birner

Chairman of the Board,
Chief Executive Officer

and Director

2008

(1)

20,000

10,000

$

21.00

1/16/2015

Mark A. Birner, D.D.S.

President

and Director

2008

(1)

13,333

6,667

$

21.00

1/16/2015

Dennis N. Genty

Chief Financial Officer

Treasurer and Secretary

2008

(1)

13,333

6,667

$

21.00

1/16/2015

1.

Options to purchase 70,000 shares of our common stock were granted on January 16, 2008. For Frederic W.J. Birner, 10,000 options vested on January 16, 2009, 10,000 options vested on January 16, 2010, and 10,000 options vested on January 16, 2011. For Mark A. Birner, D.D.S. and Dennis N. Genty, 6,667 options vested on January 16, 2009, 6,666 options vested on January 16, 2010, and 6,667 options vested on January 16, 2011.

2.

The option exercise price was based on the last reported sales price of our common stock as reported on The Nasdaq Capital Market on the grant date.

Long-Term Incentive Program

On June 3, 2009, the Compensation Committee adopted a Long-Term Incentive Program (the “LTIP”). The LTIP, which operates under the 2005 Plan, provides for long-term performance-based cash and stock opportunities for our executive officers. Details of the LTIP are as follows:

The executive officers may earn an aggregate of up to $1,050,000 in cash and up to 80,000 shares of common stock of the Company. We issued RSUs with respect to the 80,000 shares. Frederic W.J. Birner, the Chairman and Chief Executive Officer, Dennis N. Genty, the Chief Financial Officer and Mark A. Birner, D.D.S., the President, may earn up to 50%, 25% and 25% of the foregoing amounts, respectively.

Of the foregoing amounts, 24%, 33% and 43% can be earned in years 2009, 2010, and 2011, respectively.

The executive officers may earn the foregoing amounts through achievement of performance targets related to patient revenue growth, practice additions, adjusted EBITDA margin and earnings per share growth. The executive officers will earn 100% of the amounts allocated to a particular year if we exceed all four of the annual performance targets, 90% if we exceed three of the four annual performance targets, 66 2/3% if we exceed two of the four annual performance targets, 0% if we exceed fewer than two of the four annual performance targets. The Compensation Committee reviews each of the performance targets annually and administers the LTIP.

All amounts vest only if the executive officer is employed by us on December 31, 2011 and will be payable during the first quarter of 2012.

Long-Term Incentive Program

Cash

Stock

Percent of

Cash &

Stock Dollars

Stock

Percent of

Cash Earned

Stock

Percent of

Earned or

Available

Cash

Cash

or That Could

Shares

Stock

Stock

That Could be

Year

Each Year

Available

Earned

be Earned

Available

Price

Value of Stock

Earned

Earned

(1)

(1)

(2)

(1)

(1)

2009

24%

$

252,000

90.00%

$

226,800

19,200

$

14.20

$

272,640

90.00%

$

245,376

2010

33%

$

346,500

66.67%

$

231,000

26,400

$

14.20

$

374,880

66.67%

$

249,920

2011

43%

$      451,500

100.00%

$      451,500

34,400

$

14.20

$      488,480

100.00%

$      488,480

100%

$   1,050,000

$      909,300

80,000

$    1,136,000

$      983,776

(1) For 2009 and 2010, actual amounts earned are shown. Three of the four annual performance targets were met in 2009 and two of the four annual performance targets were met in 2010. For 2011, the amounts shown are as if all performance targets were met. The maximum payout is $909,300 of cash and $983,776 value in common stock.

(2) Based on the last reported sale price of our common stock as reported on The Nasdaq Capital Market on June 3, 2009 of $14.20 per share.

Payments upon Change in Control

Upon a change in control of our Company, as defined in the 2005 Plan, all outstanding options and restricted stock automatically vest.

DIRECTOR COMPENSATION

Non-Employee Director Compensation for Year Ended December 31, 2010

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2010. No stock awards were granted in 2010 or outstanding as of December 31, 2010.

Option Awards (1)

Fees Earned

Stock

Fair Value of

Name and Principal

or paid in

Grant Date of

Options

Grant

Stock on Grant

All Other

Position

Year

Cash

Stock Award

Awarded

Price

Date

Compensation

Total

Brooks G. O'Neil

Director

2010

$

21,600

3/30/2010

4,000

(2)

$

17.13

(3)

$

68,520

$

-

$

90,120

Paul E. Valuck, D.D.S.

Director

2010

$

21,600

3/30/2010

4,000

(2)

$

17.13

(3)

$

68,520

$

-

$

90,120

Thomas D. Wolf

Director, Chairman of the

Audit Committee

2010

$

29,600

3/30/2010

5,000

(2)

$

17.13

(3)

$

85,650

$

-

$

115,250

(1)

At December 31, 2010, the non-employee directors had the following options outstanding: Brooks G. O’Neal: 18,000, of which 11,334 were exercisable; Paul E. Valuck, D.D.S.: 18,000, of which 11,334 were exercisable; and Tom D. Wolf: 23,000, of which 14,000 were exercisable.

(2)

On March 30, 2010, the non-employee directors were granted options to purchase an aggregate 13,000 shares of common stock.

2010 Options

Name

Granted

Brooks G. O’Neil

4,000

Paul E. Valuck, D.D.S.

4,000

Thomas D. Wolf

5,000

Total Options Granted

13,000

(3)

Based on the last reported sale price of our common stock as reported on The Nasdaq Capital Market on March 29, 2010 of $17.13 per share.

Base Fees

Directors who are our full-time employees receive no compensation for serving as directors. On March 23, 2009, the Board of Directors met and approved an increase in compensation for serving as a non-employee director effective January  1,  2009. Non-employee directors are paid: 1) a  $5,000 per calendar quarter retainer, 2) $200 per calendar quarter Audit Committee meeting, 3) $1,000 per annual Audit Committee meeting and 4) $2,000 per calendar quarter retainer for the Chairman of the Audit Committee.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein has acted as our independent registered public accounting firm since November 2001. We expect that representatives of Hein will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown below for 2010 and 2009 were approved in advance by the Audit Committee.

Hein was selected by the Audit Committee to perform the audit function for 2010. No independent registered public accounting firm has been selected to perform the audit function for 2011. It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2011.

Audit Fees

For the year ended December 31, 2010, Hein billed us $73,750 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2010.

For the year ended December 31, 2009, Hein billed us $69,752 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2009.

Audit-Related Fees

For the year ended December 31, 2010, Hein billed us $10,680 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

For the year ended December 31, 2009, Hein billed us $10,876 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

Tax Fees

None.

All Other Fees

For the year ended December 31, 2010, Hein billed us $19,078 for professional services rendered for Securities and Exchange Commission communications and new accounting procedure issues.

For the year ended December 31, 2009, Hein billed us $10,601 for professional services rendered for Sarbanes-Oxley related issues and Securities and Exchange Commission communications.

SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares. To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports were filed on a timely basis.

SHAREHOLDER PROPOSALS

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2012 annual meeting of shareholders on or before December 30, 2011. Notice of proposals received after March 14, 2012 will be deemed untimely and will not be considered at the meeting.

2010 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 1777 SOUTH HARRISON STREET, SUITE 1400, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.PERFECTTEETH.COM. WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty

Dennis N. Genty

Chief Financial Officer, Secretary and Treasurer

Denver, Colorado

April 28, 2011

Birner Dental Management Services, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Election of Class II Director — The Board of Directors recommends a vote FOR the nominee listed below.

1. Nominee: 01 - Brooks G. O'Neil

☐ **Mark here to vote FOR the nominee**

☐ **Mark here to WITHHOLD vote from the nominee**

☐ **For All EXCEPT** - To withhold authority to vote for the nominee, write the name of such nominee below.

____

2. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 1 5 8 7 3 2

01C0SB

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Birner Dental Management Services, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders To be held June 2, 2011

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, June 2, 2011, at 10:00 a.m., Mountain Time, at the Company's offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes specified on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected hereon.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.